EXHIBIT 10.20

GLOBAL BPO SERVICES CORP.

AUDIT COMMITTEE CHARTER

The Audit Committee’s responsibilities and powers as delegated by the Board of Directors (the “Board”) of Global BPO Services Corp. (the “Company”) are set forth in this charter. Whenever the Committee takes an action, it shall exercise its independent judgment on an informed basis that the action is in the best interests of the Company and its stockholders.

I.	PURPOSE

The purpose of the Audit Committee is to represent and assist the Board in its general oversight of the Company’s accounting and financial reporting processes, audits of the financial statements, and internal control and audit functions. Management is responsible for (1) the preparation, presentation and integrity of the Company’s financial statements; (2) accounting and financial reporting principles and processes; and (3) the Company’s internal controls and procedures designed to promote compliance with accounting standards and applicable laws and regulations. The Company’s independent auditing firm is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards in the United States (“GAAP”).

The Audit Committee members are not professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Audit Committee certify that the independent auditor is “independent” under applicable rules. The Audit Committee serves a board level oversight role where it oversees the relationship with the independent auditor, as set forth in this charter, receives information and provides advice, counsel and general direction, as it deems appropriate, to management and the auditors, taking into account the information it receives, discussions with the auditor, and the experience of the Audit Committee’s members in business, financial and accounting matters.

II.	MEMBERSHIP AND STRUCTURE

The Audit Committee shall initially consist of at least three members of the Board. Except as otherwise permitted by the applicable rules of the American Stock Exchange, the Audit Committee will at all times be composed exclusively of directors who satisfy the independence standards specified in Section 121A of the American Stock Exchange Company Guide and of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and who have not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years. The Audit Committee shall monitor its members throughout the year to confirm that they all remain “independent.” Each member of the Audit Committee must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. At least one member of the Audit Committee shall be “financially sophisticated,” in that he or she has past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual’s financial sophistication, including but not limited to being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Unless otherwise determined by the Board, at least one member of the Audit Committee shall be an “audit committee financial expert” (as defined by applicable SEC Rules). Appointment to the Audit Committee and the designation of any Audit Committee members as “audit committee financial experts” shall be made on an annual basis by the full Board.

Meetings of the Audit Committee shall be held at such times and places as the Audit Committee shall determine, including by written consent, provided, however, that in no event shall the Audit Committee meet less than once per quarter. When necessary, the Audit Committee shall meet in executive session outside of the presence of any senior officer of the Company. The Chair of the Audit Committee shall report on activities of the Audit Committee to the full Board. In fulfilling its responsibilities the Audit Committee shall have authority to delegate its authority to subcommittees, in each case to the extent permitted by applicable law. Any decision of a subcommittee to preapprove audit, review, attest or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

Unless the Board elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

The compensation of Audit Committee members shall be as determined by the Board. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board or of a committee of the Board.

Members of the Audit Committee shall be appointed by the Board, upon the recommendation of the Nominating Committee. The Board may remove members of the Audit Committee from such committee, with or without cause.

III.	RESPONSIBILITIES

The Audit Committee:

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Is directly responsible for the appointment, compensation, retention, termination and oversight of the work of the independent auditor (including resolution of disagreements between the Company’s management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such independent auditor must report directly to the Audit Committee.

•	Serves as an independent and objective party to monitor the Company’s financial reporting process, audits of the Company’s financial statements and internal control system.

•	Reviews and appraises the audit efforts of the independent auditor and internal finance department.

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Approves the compensation to any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and its annual engagement as the Company’s independent auditor and appointment thereof by the stockholders.

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Obtains and reviews annually a report by the independent auditor describing the Company’s internal quality-control procedures, any material issues raised by the most recent internal quality-control review, or peer review, or by any inquiry or investigation by governmental or professional authorities with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

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Ensures receipt from the independent auditor and review a formal written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1, and is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationship or services that may impact the objectivity and independence of the independent auditor and takes, or recommends that the full Board take, appropriate action to oversee the independence of the independent auditor.

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Establishes policies and procedures for the review and pre-approval by the Audit Committee of all auditing services to be performed by the independent auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

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Reviews and discusses with the independent auditor: (a) its audit plans, and audit procedures, including the scope, fees and timing of the audit; (b) the results of the annual audit examination and accompanying management letters; and (c) the results of the independent auditor’s procedures with respect to interim periods.

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Discusses with the Company’s officers and the independent auditor quarterly earnings press releases, including the interim financial information and other disclosures included therein, reviews the year-end audited financial statements and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and, if deemed appropriate, recommends to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year.

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Directs the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the independent auditor’s review of interim financial information which are required to be discussed by applicable auditing standards. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor’s review of interim financial information.

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Reviews and discusses with the Company’s officers and the independent auditor various topics and events that may have significant financial impact on the Company or that are the subject of discussions between the Company’s officers and the independent auditors.

•	Reviews and discusses with the Company’s officers the Company’s major financial risk exposures and assesses the steps the Company’s officers have taken to minimize, monitor and control such exposures.

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Reviews the Company’s policies and procedures for reviewing and approving or ratifying “related person transactions” (defined as transactions required to be disclosed pursuant to Item 404 of Regulation S-K) and recommend any changes to the Board.

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Reviews and discusses with the independent auditor, and the Company’s officers: (a) the adequacy and effectiveness of the Company’s internal controls (including any significant deficiencies and significant changes in internal controls reported to the Committee by the independent auditor or management; (b) the Company’s internal audit procedures; and (c) the adequacy and effectiveness of the Company’s disclosures controls and procedures, and management reports thereon. The Audit Committee shall receive and review the reports of the CEO and CFO required by Rule 13a-14 of the Exchange Act.

•	Provides an open avenue of communications among the independent auditor, financial and senior management, the Company’s internal finance department, and the Board.

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Periodically reviews the Company’s Code of Business Conduct and Ethics to ensure that it is adequate and up-to-date. Reviews with the Company’s primary counsel the results of their review of the monitoring of compliance with the Company’s Code of Business Conduct and Ethics.

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Reviews annually with the Company’s officers the scope of the internal audit program, and reviews annually the performance of both the internal audit group and the independent auditor in executing their plans and meeting their objectives.

•	Reviews the use of auditors other than the independent auditor.

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Establishes procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•	Establishes policies for the hiring of employees and former employees of the independent auditor.

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Prepares the report of the Audit Committee required by the rules of the United States Securities and Exchange Commission to be included in the Company’s proxy statement relating to its annual meeting of security holders.

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When appropriate, designates one or more of its members to perform certain of its duties on its behalf, subject to such reporting to or ratification by the Audit Committee as the Audit Committee shall direct.

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Review and discuss with the Company’s management and independent auditor the Company’s audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380), as amended, and as adopted by the PCAOB, requires discussion.

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Reviews, with the Company’s counsel, legal and regulatory matters, including corporate securities trading policies, that in the opinion of management, may have a material impact on the financial statements, related compliance policies, and programs and reports received from regulators.

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Sole and direct responsibility for overseeing the work of the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. The independent auditor shall report directly to the Audit Committee

•	At least annually, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

•	Performs any other activities consistent with this Charter of the Audit Committee, the Company’s By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

In connection with its oversight role, the Audit Committee shall, from time to time as appropriate, receive and consider the reports required to be made by the independent auditor regarding:

•	critical accounting policies and practices;

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alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

•	other material written communications between the independent auditor and Company management.

IV.	ADVISORS

The Audit Committee is authorized, without further action by the Board, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of such advisors as established by the Audit Committee. The Audit Committee is empowered, without further action by the Board, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.